SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

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240.14a-12

EARTH SCIENCES, INC.
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(Name of Company as Specified In Its Charter)

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EARTH SCIENCES, INC.

8100 SouthPark Way, B-2
Littleton, CO  80120
(303) 734-1727

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 24, 2001

To Our Shareholders:

An Annual Meeting (the "Meeting") of Shareholders of Earth Sciences, Inc. ("ESI" or the "Company"), a Colorado corporation, will be held at 9:00 a.m. (local time) on October 24, 2001 at Arapahoe Community College, 5900 S. Santa Fe Dr., Room M1950, Littleton, Colorado, for the following purposes:

   1.    To approve the ESI 2000 Stock Option Plan;

   2.    To elect seven (7) directors of the Company; and

   3. To consider and vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

Shareholders of record at the close of business on August 15, 2001 are entitled to notice of and to vote at the Meeting.

The Board of Directors of the Company extends a cordial invitation to all shareholders to attend the Meeting in person. Whether or not you plan to attend the Meeting, please fill in, date, sign and mail the enclosed proxy in the return envelope as promptly as possible. Your proxy may be revoked at any time prior to the Meeting. The prompt return of your completed proxy will assist the Company in obtaining a quorum of shareholders for the Meeting, but will not affect your ability to change your vote by subsequent proxy or by attending the Meeting and voting in person. If you are unable to attend, your written proxy will assure that your vote is counted.

Please call on our toll-free number (800-822-8617) if you require directions or have other questions concerning the Meeting.

                              By Order of the Board of Directors

                              /s/ Mark H. McKinnies
                              Mark H. McKinnies
                              President
August 27, 2001

                               PROXY STATEMENT

EARTH SCIENCES, INC.
8100 SouthPark Way, B-2
Littleton, CO  80120
Telephone: (303) 734-1727

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 24, 2001

This Proxy Statement is furnished to the shareholders of Earth Sciences, Inc. (the "Company"), a Colorado corporation, in connection with the solicitation of proxies by the Company's Management and Board of Directors (collectively, the "Board"), to be voted at the ANNUAL MEETING OF SHAREHOLDRS (the "Meeting") of the Company to be held on Wednesday, October 24, 2001, at Arapahoe Community College, 5900 S. Santa Fe Dr., Room M1950, Littleton, Colorado. The Company anticipates that this Proxy Statement and accompanying form of proxy will be first mailed or given to Shareholders of the Company on our about August 29, 2001. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon, and if no instructions are given then in the discretion of the proxy holder.

VOTING RIGHTS AND VOTE REQUIRED

The Board of Directors of the Company has fixed the close of business on August 15, 2001 as the record date for determination of Shareholders entitled to notice of and to vote at the Meeting. At such date there were 32,598,162 shares of the Company's $.01 par value common stock issued and outstanding (hereinafter referred to as the "Common Stock"), each of which entitles the holder thereof to one vote on all matters, which may come before the meeting. The Company has no class of voting securities other than Common Stock. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. If a quorum exists, actions or matters other than the election of the Board of Directors are approved if the votes cast in favor of the action exceed the votes cast opposing the action unless a greater number is required by the Colorado Business Corporations Act or the Company's Articles of Incorporation. Abstentions will be treated as abstentions and not as a vote against the proposal. A broker non-vote occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker non-votes on a particular proposal will not be treated as shares present and entitled to vote on the proposal.

A minimum of a majority of the shares of Common Stock issued and outstanding must be represented at the Meeting, in person or by proxy, in order to constitute a quorum. Cumulative voting is not allowed for any purpose. Assuming a quorum is present, (1) the affirmative votes cast must exceed the opposing votes cast to approve the ESI 2000 Stock Option Plan, and (2) the seven nominees receiving the highest number of votes cast will be elected as Directors.

Unless specified otherwise, each proxy submitted will be noted FOR the proposal to approve the ESI 2000 Stock Option Plan, and FOR the persons nominated by Management for directors of the Company, being Ramon E. Bisque, Duane N. Bloom, Michael D. Durham, Ronald B. Johnson, Robert H. Lowdermilk, Mark H. McKinnies, and Rollie J. Peterson.

Management knows of no other matter or motion to be presented at the Meeting. If any other matter or motion should be presented at the Meeting upon which a vote must be properly taken, it is the intention of the person named in the accompanying form of proxy to vote such proxy in accordance with that person's judgment, including any matter or motion dealing with the conduct of the Meeting.

Any shareholder who completes a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company
(c/o Duane N. Bloom, Secretary) 8100 SouthPark Way B-2, Littleton, Colorado, 80120, by submitting a new proxy executed at a later date, or by requesting, in person, at the Meeting that the proxy be returned.

The Company will pay solicitation expenses. In addition to solicitation by mail, directors, officers and other employees of the Company may, without additional compensation, solicit proxies by mail, in person or by telecommunication.


PROPOSAL TO APPROVE THE ESI 2000 STOCK OPTION PLAN

The Company's 2000 Stock Option Plan was adopted by the Board on December 7, 2000 and authorized the grant of options to purchase shares of the Company's Common Stock, all subject to shareholder approval. The purpose of the Plan is to promote the growth and profitability of the Company by awarding options to purchase Common Stock of the Company for services performed. On December 7, 2000 the Board granted incentive stock options covering 1,121,524 shares of Common Stock to select employees of subsidiaries of the Company, including two offices and directors of the Company, under the Plan. The option exercise price of $.25 per share for those stock options was the market price on the date of the grant. The market price of the Common Stock as of July 31, 2001 was approximately $.75. The options are exercisable over a 5 year period based on performance of the individual recipients. Options may be granted under the Plan to any officer or full-time employee of the Company or its subsidiaries. There are approximately 20 persons who are eligible for participation in the Plan. The shares of Common Stock underlying the option granted were registered with the U.S. Securities and Exchange on Form S-8 filed March 12, 2001, File No. 333-56876.

The Plan is subject to shareholder ratification within one year of such adoption. Options granted under the Plan may not be exercised until such shareholder ratification has been obtained and such options will be null and void if such shareholder ratification is not obtained before December 6, 2001. The aggregate number of shares of Common Stock reserved for issuance under the Plan totals 1,200,000 shares.

The Plan is contained in a document entitled "Earth Sciences, Inc. 2000 Stock Option Plan," a copy of which has been included as Appendix A to this proxy statement. The Plan, if not terminated earlier by the Board, will terminate ten years after the date of its adoption. It may be amended, modified or terminated at any time if and when it is advisable in the absolute discretion of the Board, although certain amendments are subject to approval of regulatory bodies and the Company's shareholders. No such amendment may adversely affect any options previously granted under the Plan without the consent of the recipient. Nevertheless, options granted under the Plan may not be exercised until shareholder ratification has been obtained and such options will be null and void if such shareholder ratification is not obtained before December 6, 2001. The Plan is administered by a committee appointed by the Board, which currently consists of all Board members.

The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and therefore is not qualified under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

Tax Considerations
Options granted under the Plan are intended to qualify as incentive stock options. The employee does not recognize ordinary income at option grant or exercise (although the spread between the option price and the option stock's fair market value constitutes an item of adjustment for alternative minimum tax purposes), and the Company cannot deduct the related compensation expense. The employee is taxed only upon disposition of the option stock. The gain is all capital gain for a qualifying disposition. For a disqualifying disposition, the employee may recognize ordinary income as well as capital gain. If stock acquired under an incentive stock option is used to acquire stock in connection with the exercise of an incentive stock option and the transferred stock has not met the minimum holding period requirements, ordinary income may be recognized.
1.	Tax Implications for Employee
An employee receiving an incentive stock option realizes no income upon its receipt or exercise. Instead, the employee is taxed upon disposition of the stock acquired pursuant to the incentive stock option. The tax treatment of the disposition of option stock depends upon whether the stock was disposed of within the statutory holding period for incentive stock option stock. The incentive stock option statutory holding period is the later of two years from the date of the granting of the incentive stock option to the employee or one year from the date that the shares were transferred to the employee upon exercise.
a.	Disqualifying Disposition
If disposition occurs within two years of the employee's receipt of the option or within one year of receipt of the stock, the employee recognizes at the time of the disposition first, ordinary income measured by the difference between the option price and the fair market value of the stock at the time of option exercise (the "bargain purchase element"), and second, capital gain measured by the difference between the fair market value of the stock on the date of exercise and the disposition proceeds.
b.	Qualifying Disposition
When an employee disposes of incentive stock option stock after completion of the holding period (after two years of the employee's receipt of the option or after one year of his receipt of the stock), then all of the gain is capital gain, measured by the difference between the Option price and the sale proceeds.
A recipient who is a nonresident of the United States will generally not be subject to the U.S. feral income tax rules described above with respect to shares of Common Stock obtained upon exercise of an option granted pursuant to the Plan.

The following table summarizes the presently outstanding incentive stock options issued pursuant to the Earth Sciences, Inc. 2000 Stock Option Plan as of July 31, 2001, subject to shareholder approval of such Plan:

=============================================================================
Name or Group                                                  Number
-----------------------------------------------------------------------------
Michael D. Durham, President of ADA-ES                         145,484

Mark H. McKinnies, President of ESI, CFO of ADA-ES             140,792

John F. Wurster, Vice President  - Sales and Marketing
                 of ADA-ES                                        -0-

All current executive officers as a group                      286,276

All current directors, who are not executive officers             -0-

All employees, excluding executive officers                    835,248

Persons owning more than 5% of outstanding options:
  Michael D. Durham                                            145,484
  Mark H. McKinnies                                            140,792
  Steve Johnson                                                110,724
  Jean Bustard                                                  93,860
  Richard Schlager                                              93,860
  Kenneth Baldrey                                               77,688
  Cameron Martin                                                77,688
  John Comer                                                    68,452
  Brian Donnelly                                                64,060

Each of the seven nominees for director:
  Ramon E. Bisque                                                 -0-
  Duane N. Bloom                                                  -0-
  Michael D. Durham                                            145,484
  Ronald B. Johnson                                               -0-
  Robert H. Lowdermilk                                            -0-
  Mark H. McKinnies                                            140,792
  Rollie J. Peterson                                              -0-
=========================================================================

The Board recommends that Shareholders vote FOR approval of the ESI 2000 Stock Option Plan. Assuming a quorum is present at the Meeting, the affirmative votes cast must exceed the opposing votes cast for the approval of the ESI 2000 Stock Option Plan

THE SHARES OF COMMON STOCK REPRESENTED BY PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED FOR THE APPROVAL OF THE ESI 2000 STOCK OPTION PLAN UNLESS A CONTRARY DIRECTION IS INDICATED.

ELECTION OF DIRECTORS

At the Meeting, the shareholders will elect seven directors of the Company. Each director will hold office until the next Annual Meeting of Shareholders and thereafter until a successor is elected and has qualified. Cumulative voting is not permitted in the election of directors. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THE PERSON NAMED IN THE ACCOMPANYING PROXY WILL VOTE IN FAVOR OF THE ELECTION OF THE FOLLOWING PERSONS NAMED AS THE COMPANY'S NOMINEES FOR DIRECTORS OF THE COMPANY: RAMON E. BISQUE, DUANE N. BLOOM, MICHAEL D. DURHAM, RONALD B. JOHNSON, ROBERT H. LOWDERMILK, MARK H. MCKINNIES, AND ROLLIE J. PETERSON. All of the nominees are currently members of the Board of Directors. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such other person as the Management of the Company may recommend.

The following table sets forth certain information as to each officer and director of the Company:

----------------------------------------------------------------------------
                             Positions with        Position      Term
Name                  Age      the Company         Held Since   Expires
----------------------------------------------------------------------------
Ramon E. Bisque       69  Chairman of the Board      1963    Upon Successor's
                          of Directors and Member		 Election
                          of the Executive Committee

Duane N. Bloom        67   Director, Secretary,      1963    Upon Successor's
                           Chairman of the Executive         Election
                           Committee

Michael D. Durham     51   President of ADA-ES,      1997  	 Upon Successor's
			         Director, Member of the	       Election
                           Audit Committee

Ronald B. Johnson     68   Director, Member of the   1999    Upon Successor's
                           Audit Committee                   Election

Robert H. Lowdermilk  64   Director, Member of the   1990    Upon Successor's
                           Audit Committee                   Election

Mark H. McKinnies     49   Director, President,      1983 	 Upon Successor's
                           Treasurer, Member of the  		 Election
                           Executive Committee

Rollie J. Peterson    50   Director, Member of the   2000    Upon Successor's
                           Audit Committee                   Election
-----------------------------------------------------------------------------

RAMON E. BISQUE
Dr. Bisque is Professor Emeritus at the Colorado School of Mines, Golden, Colorado and was a co-founder of the Company in 1963. Dr. Bisque has been Chairman of the Board of Directors, a member of the Executive Committee and a full or part time employee of the Company since 1974.

DUANE N. BLOOM
Dr. Bloom was a co-founder of Earth Sciences, Inc. in 1963. Dr. Bloom has been employed full time by the Company since that time until his retirement in 2000.

MICHAEL D. DURHAM
Dr. Durham was a co-founder in 1982 of ADA Technologies, Inc., an Englewood, Colorado private company that contracts to the Federal government and others for development of emission technologies. Dr. Durham is president of ADA-Environmental Solutions, LLC, a wholly owned subsidiary of the Company. Dr. Durham was appointed to the Board on April 30, 1997.

RONALD B. JOHNSON
Mr. Johnson was appointed to the Board in May 1999. He has been the Chairman of Twin Kem International, Inc., a distributor of agricultural and industrial chemicals, since 1984.

ROBERT H. LOWDERMILK
Mr. Lowdermilk has been president of Tectonic Construction Company, a producer of washed aggregates and specialty sands since 1986. Mr. Lowdermilk has a long history in construction and engineering projects.

MARK H. McKINNIES
Mr. McKinnies is a CPA and worked for Peat, Marwick, Mitchell & Co. Before commencing employment with the Company. Mr. McKinnies joined the Company as Accounting Manager in January 1978, was appointed Manager of Finance and Administration in January 1979, was elected Controller of the Corporation in January 1980, was elected Secretary in January 1981 and was elected President in February 1983.

ROLLIE J. PETERSON
Mr. Peterson currently serves as president and co-owner of Cobblestone Development, Inc., a central Minnesota-based commercial land development company that he co-founded in 1987. He previously served as president for the Big Lake, Minnesota Chamber of Commerce from 1992-1994. Mr. Peterson was appointed to the Board in December 2000.

There are no family relationships between officers and directors of the Company.


BOARD OF DIRECTORS
The Board of Directors is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. However, in accordance with corporate legal principles, the Board of Directors is not involved in day-to-day operating matters. Members of the Board are kept informed of the Company's business by participating in Board and committee meetings, by reviewing analyses and reports sent to them each month, and through discussions with the President and other officers. The Company has no standing nominating committee.


THE AUDIT COMMITTEE
The Board of Directors maintains an audit committee. In calendar 2000 the audit committee was composed of Robert H. Lowdermilk and Ronald B. Johnson who are both "independent directors" as defined in NASD Rule 4200(a)(15)and Michael D. Durham, who is an employee of ADA-ES, a wholly-owned subsidiary of the Company. The functions of the audit committee are set out in the Audit Committee Charter, adopted by the Company's Board of Directors on June 14, 2000 and attached hereto as Appendix B, and include the following: reviewing and assessing the Audit Committee Charter annually; reviewing the Company's relationships with its outside auditors and assessing the impact such relationships may have on the auditors' objectivity and independence; taking other appropriate action to oversee the independence of the outside auditors; reviewing and considering the matters identified in Statement on Auditing Standards No. 61 with the outside auditors and management; reviewing and discussing the Company's financial statements with the outside auditors and management; recommending whether the Company's audited financial statements should be included in the Company's Form 10-KSB for filing with the Securities and Exchange Commission; and reporting to the Board of Directors on all such matters. The audit committee met two times during fiscal 2000. The Audit Committee also serves as the Compensation Committee, which reviews and makes recommendations to the Company's Board of Directors concerning the salaries paid to the Company's officers.

REPORT OF THE AUDIT COMMITTEE
The role of the Company's Audit Committee, which is composed of two independent non-employee directors and one employee director, is one of oversight of the Company's management and the Company's outside auditors in regard to the Company's financial reporting and the Company's controls respecting accounting and financial reporting. In performing its oversight function, the Audit Committee relied upon advice and information received in its discussions with the Company's management and independent auditors.
The Audit Committee has (i) reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2000 with the Company's management; (ii) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 regarding communication with audit committees (Codification of Statements on Auditing Standards, AU sec. 380); and (iii) received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the Company's independent accountants the independent accountants' independence.
Based on the review and discussions with management and the Company's independent auditors referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

COMPENSATION OF DIRECTORS
Directors who are not also executive officers of the Company are accruing compensation in the amount of $500 per quarter, which amount may be paid by issuance of the Company's common stock, and are reimbursed for any out-of-pocket expenses incurred in attendance at meetings. The number of shares of stock, which may be issued, will be determined using the quarterly compensation amount and the average between the bid and asked price quoted during the quarter. A total of 37,097 shares of stock were issued in 2000 in payment of $11,500 of accrued fees through year-end 1999.

DIRECTORS MEETINGS AND COMMITTEES
The Board of Directors met 11 times in 2000. All of the directors were present for more than 75% of the meetings of Board of Directors and committees of which they were members held during their individual incumbencies.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the number of shares of the Company's common stock owned beneficially as of March 9, 2001, by each person known by the Company to have owned beneficially more than five percent of such shares then outstanding, by each person serving as a named officer and/or a director of the Company and by all of the Company's officers and directors as a group. With the exception of Mr. Lowdermilk, each of the individuals named below has sole voting and investment power for the respective shares.

							 Amount and Nature of    Percent
Name and Address					 Beneficial Ownership    of Class
-----------------------------------------------------------------------------
Ramon E. Bisque                              622,605 (1)	        1.9%
(Chairman of the Board of Directors)
9113 Fern Way
Golden, CO

Duane N. Bloom	 		          	   591,115 (2)	        1.8%
(Director and Secretary)
5565 Pine Ridge Rd.
Golden, CO

Michael D. Durham                          1,287,913 (3)            4.0%
(Director and President of ADA-ES)
5252 Lariat Drive
Castle Rock, CO

Robert H. Lowdermilk (Director)            1,731,114 (4)             5.2%
100 Cherry St.
Denver, CO

Ronald B. Johnson (Director)			    14,433	    	          *
4220 S. Allison St.
Littleton, CO

Mark H. McKinnies                            357,321 (5)	         1.1%
(Director, President of ESI, CFO of ADA-ES)
27638 Pine Grove Trail
Conifer, CO

Rollie J. Peterson (Director)                294,750	                *
22486 County Road 73
Big Lake, MN

John F. Wurster                              839,285 (6)	         2.5%
(VP of Sales and Marketing of ADA-ES)
3815 Spring Valley Trail
Evergreen, CO

Directors and Officers as a Group		 5,738,536 (7)	        16.9%
(7 individuals)
*  Less than 1%.

Notes:
(1) Included in the amount shown are 25,000 shares to which Dr. Bisque has the right to acquire beneficial ownership through stock options, 1,000 shares registered in the name of Dr. Bisque's wife and 52,949 shares held in Dr. Bisque's pension fund account.
(2) Included in the amount shown are 25,000 shares to which Dr. Bloom has the right to acquire beneficial ownership through stock options, 7,725 shares registered in the name of Dr. Bloom's wife and 251,087 shares held in Dr. Bloom's pension fund account.
(3) Included in the amount shown are 183,347 shares held in Dr. Durham's pension fund account.
(4) Included in the amount shown are 125,000 shares registered in the name of Mr. Lowdermilk's wife, Ann Gragg Lowdermilk and 1,000,000 shares which Tectonic Construction Co. ("TCC") has the right to acquire beneficial ownership through convertible debt. Mr. Lowdermilk is the president and majority shareholder of TCC.
(5) Included in the amount shown are 25,000 shares to which Mr. McKinnies has the right to acquire beneficial ownership through stock options and 146,917 shares held in Mr. McKinnies' pension fund account.
(6) Included in the amount shown are 400,000 shares to which Mr. Wurster has the right to acquire beneficial ownership through stock options and 187,655 shares held in Mr. Wurster's pension fund account.
(7) The amount shown includes 1,475,000 shares to which individuals in the group have the right to acquire beneficial ownership through convertible debt and stock options.


COMPENSATION OF OFFICERS
The following tables show compensation during the fiscal years ended December 31, 2000, 1999 and 1998, and option grants and option exercises during the fiscal year ended December 31, 2000, of those persons who were, at December 31, 2000 of the three other most highly compensated executive officers of the Company whose total compensation exceeded $100,000.

			           Summary Compensation Table

					  Annual Compensation	     Long Term
Compensation
Name of Individual and  		                       Awards - Securities
Principal Position       Year  Salary (1) Other (2)        Underlying Options
(#)
-----------------------------------------------------------------------------
Michael D. Durham		2000	 $132,021	  $31,734	             145,484
President of ADA-ES    	1999	 $120,973	  $14,727	                 -
and Director		1998	 $112,516	  $14,537	              30,000

Mark H. McKinnies 	2000	 $122,934     $31,734                140,792
Director, President	1999	 $107,263     $15,151                    -
and Treasurer,		1998	 $126,619     $18,900                 25,000
CFO of ADA-ES

John F. Wurster		2000  $338,185      $31,747	             400,000
ADA-ES Vice President	1999  $262,368      $14,727		           -
of Sales and Marketing	1998	$194,780	  $15,266		        25,000

(1) Salary amounts for Mr. McKinnies in 1999 include compensation paid in stock averaging 34% of the amount shown. The salary amount for Mr. Wurster in 2000 includes $22,009 paid to Orion Issues Management, Inc. on his behalf.
(2) Amounts represent pension and 401(k) deferrals and matching payments made to a qualified plan by Company for the benefit of the named individual. In 1999 and 2000 such amounts include stock issued by Company for a portion of such payments averaging 58% of the amounts shown.

                     Options/SAR Grants in Last Fiscal Year
                               Individual Grants

	  	   Number of         % of Total        Exercise
		   Securities Under- Options Granted   or Base
               lying Options     to Employees       Price       Expiration
Name           Granted (#)	   in Fiscal Year     ($/Sh)        Date
----------------------------------------------------------------------------
Michael D. Durham	 145,484		  9.6%         $  .25		12/7/05
Mark H. McKinnies	 140,792		  9.3%	   $  .25		12/7/05
John F. Wurster    400,000           26.3%	   $  .25		12/7/05

Only the options shown for Mr. Wurster were exercisable as of December 31, 2000. The options shown for Dr. Durham and Mr. McKinnies were granted pursuant to the ESI 2000 Stock Option Plan for which shareholder ratification is required before December 6, 2001 or such options will be null and void.

  Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

		 	  Number of Securities Underlying	    Value of Unexercised
Name		       Unexercised Options at FY-End (#)      Options at FY-End
-----------------------------------------------------------------------------
Michael D. Durham - exercisable  	       30,000          $        0
                  - not exercisable       145,484          $    7,274
Mark H. McKinnies - exercisable        	 25,000          $        0
                  - not exercisable       140,792          $    7,040
John F. Wurster   - exercisable           425,000	     $   20,000

No options were exercised during the year by any of the individuals shown. All the options shown were exercisable by Mr. Wurster as of December 31, 2000. For 30,000, 25,000 and 25,000 of options outstanding for Dr. Durham, Mr. McKinnies and Mr. Wurster, respectively, the exercise price was in excess of the market price as of December 31, 2000.

                 Certain Relationships and Related Transactions.
(a) In 2000, the Company re-negotiated a convertible debenture in the amount of $1,000,000 (the "Debenture") with Tectonic Construction Co. ("TCC") and a note in the amount of $250,000 (the "Note") from TCC to extend the due dates and clarify certain collateral. Mr. Lowdermilk, a director of the Company, is the president and majority shareholder of TCC. Assets of ESEC and ADA-ES collateralize these amounts. The Debenture and the Note bear interest at the greater of prime plus two points or 10% which interest is payable quarterly, and are due in September 2003. TCC has the right to request by written notice, at least 90 days in advance, quarterly principal payment of $100,000; none of which have been requested to date. The Debenture is convertible into no more than 1,000,000 shares of the Company's common stock at the conversion price of $.21 per share or the then current market price, whichever is lower.

During February 1999, the Company sold 110,375 shares of its common stock to Daniel R. Bisque and 95,332 shares to R. Scott Tracey, a son and son-in-law, respectively of Ramon E. Bisque, an officer and director, and 61,583 shares to Michael J. DeBoer, a son-in-law of Mark H. McKinnies, an officer and director. The shares were sold at the then current market prices ranging from $.81 to $.91 per share and on the same terms and conditions as to unaffiliated third parties who also purchased shares at that time. Such terms for all these transactions were at least as favorable to the Company as
it could have obtained from unaffiliated third parties.   As with the
unaffiliated third parties to whom shares were also sold in February 1999, ESI had an obligation to issue additional shares in the event the market price at the time of sale was less than 125% of the purchase price. However, such additional shares were limited to two and one half times the number of shares originally issued. This obligation helps insure a return on the investment made by parties who purchased shares from ESI in February. In November 1999, ESI issued options to replace such obligation, with conditions of exercise essentially the same as the previous obligation. This replacement was instituted in order to facilitate the registration of the securities with the U. S. Securities and Exchange Commission. Misters Bisque, DeBoer and Tracey each exercised their options in 2000 and received an additional 315,818, 142,819 and 252,648 shares, respectively.

The Calgary facility's production was marketed through an agreement dated January 1, 1997 with Twin-Kem International, Inc., a Colorado corporation ("TKI") whose chairman is Ronald B. Johnson, a director of the Company. TKI received a commission of between $2.00-$5.00 per ton of product sold.
Payments to TKI amounted to $22,249 in 1999.   To cover expenses incurred and
as additional compensation, the Company issued 230,000 shares of common stock to TKI in 1999. TKI continues to perform limited consulting services for ESEC and ADA-ES and was paid a total of $ 8,056 in 2000 for such services.


Section 16(a) Beneficial Ownership Reporting Compliance
 Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership with the Securities an Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 2000, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.


RELATIONSHIP  WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
Hein & Associates, LLP has been the independent accounting firm that audits the financial statements of Earth Sciences, Inc. and its subsidiaries since 1989. In accordance with standing policy, Hein & Associates, LLP periodically changes the personnel who work on the audit.

The Board of Directors of the Company anticipates engaging Hein & Associates, LLP as the independent auditors for the fiscal year ending December 31, 2001 subject to determination of the terms of that engagement towards the end of 2001. The Company anticipates that a representative of Hein & Associates, LLP, who conducted the audit for the year ended December 31, 2000, will be present at the Annual Meeting of Shareholders. There have been no disagreements on matters of accounting principles or practices, financial statement disclosures nor of audit scope or procedures between the Company and Hein & Associates, LLP during the two most recent fiscal years nor any subsequent interim periods. The representative of Hein & Associates, LLP will be available to respond to Shareholder questions and will have the opportunity to make a statement at that time if the representative desires to do so. In addition to performing the audit of the Company's annual consolidated financial statements, Hein & Associates, LLP provided other services during 2000. The aggregate fees billed in 2000 for each of the following categories of services are set forth below:

Audit fees for audit and review of  the Company's 1999
financial statements                                         $39,000

Financial information systems design and implementation
fees                                                         $     0

All other fees                                               $17,131

The Audit Committee reviews summaries of the services provided by Hein & Associates, LLP and the related fees and has considered the independence of Hein & Associates, LLP.

PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT THE NEXT
ANNUAL MEETING OF SHAREHOLDERS
The Company anticipates that the next Annual Meeting of Shareholders will be held in October 2002. Any Shareholder of record of the Company who desires to submit a proper proposal for inclusion in the proxy material related to the net Annual Meeting of Shareholders must do so in writing and it must be received at the Company's principal executive officers on or before April 30, 2002. If a shareholder intends to submit a proposal at the meeting that is not included in the Company's proxy statement, and the Shareholder fails to notify the Company prior to July 15, 2002 of such proposal, then the proxies appointed by the Company's management would be allowed to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. The proponent must own 1% or more of the outstanding shares or $2,000.00 in market value, of the Company's Common Stock and must have owned such shares for one year in order to present a shareholder proposal to the Company.

ANNUAL REPORT ON FORM 10-KSB
The Annual Report on Form 10-KSB concerning the operation of the Company during the calendar year ended December 31, 2000, including certified financial statements for the year then ended, is available upon request to shareholders of the Company. Exhibits listed in Form 10-KSB are available upon request to shareholders at a nominal charge for printing and mailing.

OTHER MATTERS
The Board knows of no other business to be presented at the Annual Meeting of
Shareholders.   If other matters properly come before the Meeting, the
persons named in the accompanying form of Proxy intend to vote on such other matters in accordance with their best judgment.

APPENDIX A
EARTH SCIENCES, INC.
2000 Stock Option Plan


          EARTH SCIENCES, INC., a Colorado corporation (the "Corporation"), sets forth herein the terms of the 2000 Stock Option Plan (the "Plan") as follows:

1.   PURPOSE

          The Plan is intended to advance the interests of the Corporation by providing eligible individuals (as designated pursuant to Section 5 hereof) an opportunity to acquire or increase a proprietary interest in the Corporation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and its subsidiaries and will encourage such eligible individuals to continue to service the Corporation.

2.   DEFINITIONS

          For purposes of interpreting the Plan and related documents (including Option Agreements), the following definitions shall apply:

               2.1 "Affiliate" means any company or other trade or business that is controlled by or under common control with the Corporation, (determined in accordance with the principles of Section 414(b) and 414(c) of the Code and the regulations thereunder) or is an affiliate of the Corporation within the meaning of Rule 405 of Regulation C under the 1933 Act.

               2.2  "Board" means the Board of Directors of the Corporation.

               2.3 "Cause" means, unless otherwise defined in an Option Agreement, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between Optionee and the Corporation or any of its Subsidiaries or Affiliates.

               2.4 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

               2.5 "Committee" means the Compensation Committee of the Board which must consist of no fewer than two members of the Board and shall be appointed by the Board.

               2.6  "Corporation" means EARTH SCIENCES, INC.

               2.7 "Effective Date" means the date of adoption of the Plan by the Board.

               2.8 "Employer" means EARTH SCIENCES, INC. or the Subsidiary or Affiliate of the Corporation, which employs the designated recipient of an Option.

               2.9 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

               2.10 "Fair Market Value" means the value of each share of Stock subject to the Plan determined as follows: if on the Grant Date or other determination date the shares of Stock are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market, the Fair Market Value of the shares of Stock shall be the closing bid price of the shares of Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the Grant Date (or on the Grant Date, if so specified by the Committee or the Board) or such other determination date or, if no sale of the shares of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Stock are not listed on such an exchange, quoted on such System or traded on such a market, Fair Market Value shall be determined by the Board in good faith.

               2.11 "Grant Date" means the later of (i) December 7, 2000 and
(ii) the date as of which the Optionee and the Corporation, Subsidiary or Affiliate enter the relationship resulting in the Optionee being eligible for grants.

               2.12 "Family Member" means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Optionee, any person sharing the Optionee's household (other than a tenant or employee), a trust in which these persons (or the Optionee) have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.

               2.13 "Incentive Stock Option" means an "incentive stock option" within the meaning of section 422 of the Code.

               2.14 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

               2.15 "Option Agreement" means the written agreement evidencing the grant of an Option hereunder.

               2.16 "Optionee" means a person who holds an Option under the Plan.

               2.17 "Option Period" means the period during which Options may be exercised as defined in Section 11.

               2.18 "Option Price" means the purchase price for each share of Stock subject to an Option.

               2.19 "Plan" means the EARTH SCIENCES, INC. 2000 Stock Option
Plan.

               2.20 "1933 Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

               2.21 "Service Relationship" means the provision of bona fide services to the Corporation, a Subsidiary, or an Affiliate as an employee or consultant.

               2.22 "Stock" mean the shares of Common Stock, par value $.01 per share, of the Corporation.

               2.23 "Subsidiary" means any "subsidiary corporation" of the Corporation within the meaning of Section 425(f) of the Code.

3.   ADMINISTRATION

     3.1. Committee

          The Plan shall be administered by the Committee appointed by the Board, which shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

     3.2. No Liability

          No member of the Board or of the Committee shall be liable for any action or determination made, or any failure to take or make an action or determination, in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

4.   STOCK

          The stock that may be issued pursuant to Options granted under the Plan shall be Stock, which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 1,200,000 shares of Stock, which number of shares is subject to adjustment as provided in Section 19 hereof. If any Option or portion thereof is unearned, expires, terminates or is terminated for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

5.   ELIGIBILITY

          Options may be granted under the Plan to (i) any officer or full-time employee of the Corporation, any Subsidiary, any Affiliate (including any such officer or employee who is also a director of the Corporation, any Subsidiary, any Affiliate) or (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Corporation by the Committee. An individual may hold more than one Option, subject to such restrictions as are provided herein.

6.   EFFECTIVE DATE AND TERM

     6.1. Effective Date

          The Plan shall become effective as of October 12, 2000, the date of adoption by the Board, subject to stockholders' approval of the Plan within one year of such effective date by a majority of the votes cast at a duly held meeting of the stockholders of the Corporation at which a quorum representing a majority of all outstanding stock is present, either in person or by proxy, and voting on the matter, or by written consent in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Corporation; provided, however, that upon approval of the Plan by the stockholders of the Corporation, all Options granted under the Plan on or after the effective date shall be fully effective as if the stockholders of the Corporation had approved the Plan on the effective date. If the stockholders fail to approve the Plan within one year of such effective date, any Options granted hereunder shall be null, void and of no effect.

     6.2. Term

          If not sooner terminated by the Board, the Plan shall terminate on the date 10 years after the effective date.

7.   GRANT OF OPTIONS

          Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time prior to the date of termination of the Plan, grant to such eligible individuals as the Committee may determine Options to purchase such number of shares of Stock on such terms and conditions as the Committee may determine, including any terms or conditions which may be necessary to qualify such Options as Incentive Stock Options. Without limiting the foregoing, the Committee may at any time, with the consent of the Optionee, amend the terms of outstanding Options or issue new Options in exchange for the surrender and cancellation of outstanding Options. The date on which the Committee approves the grant of an Option (or such later date as is specified by the Committee) shall be considered the date on which such Option is granted. The maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person is 200,000 shares, which number of shares is subject to adjustment as provided in Section 19 hereof.

8.   LIMITATION ON INCENTIVE STOCK OPTIONS

          An Option shall constitute an Incentive Stock Option only to the extent that (i) it is designated an Incentive Stock Option and (ii) the aggregate fair market value (determined at the time the Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which such Options were granted.

9.   OPTION AGREEMENTS

          All Options granted pursuant to the Plan shall be evidenced by written agreements to be executed by the Corporation and the Optionee, in such form or forms as the Committee shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

10.  OPTION PRICE

            The purchase price of each share of Stock subject to an Option shall be fixed by the Committee and stated in each Option Agreement. In the case of an Option that is intended to constitute an Incentive Stock Option, the Option Price shall be not less than the greater of par value or 100 percent of the fair market value of a share of the Stock covered by the Option on the date the Option is granted (as determined in good faith by the Committee); provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), the Option Price of an Option which is intended to be an Incentive Stock Option shall be not less than the greater of par value or 110 percent of the fair market value of a share of the Stock covered by the Option at the time such Option is granted. In the case of an Option not intended to constitute an Incentive Stock Option, the Option Price shall be not less than the par value of a share of the Stock covered by the Option on the date the Option is granted.

11.  TERM AND EXERCISE OF OPTIONS

     11.1.  Term

            Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of 5 years from the date such Option is granted, or on such date prior thereto as may be fixed by the Committee and stated in the Option Agreement relating to such Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), an Option granted to such Optionee which is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

     11.2.  Exercise by Optionee

            Only the Optionee receiving an Option or a transferee of an Option pursuant to Section 12 (or, in the event of the Optionee's legal incapacity or incompetency, the Optionee's guardian or legal representative, and in the case of the Optionee's death, the Optionee's estate) may exercise the Option.

     11.3.  Option Period and Limitations on Exercise

            Each Option granted under the Plan shall be exercisable in whole or in part at any time and from time to time over a period commencing on or after the date of grant of the Option and ending upon the expiration or termination of the Option, as the Committee shall determine and set forth in the Option Agreement relating to such Option. Without limitation of the foregoing, the Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding as the Committee shall determine and set forth in the Option Agreement relating to such Option. Any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option. Notwithstanding any other provisions of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Corporation as provided in Section 6.1 hereof.

     11.4.  Method of Exercise

            An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any business day, at its principal office addressed to the attention of the Committee, of written notice of exercise, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made, as determined by the Committee and set forth in the Option Agreement pertaining to an Option, (a) in cash or by certified check payable to the order of the Corporation; (b) through the tender to the Corporation of shares of Stock which, if acquired from the Company, have been owned by the Optionee no less than six (6) months and which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; (c) to the extent permitted by applicable law and under the terms of the Option Agreement with respect to such Option, by causing the Corporation to withhold shares of Stock otherwise issuable pursuant to the exercise of an Option equal in value to the Option Price or portion thereof to be satisfied pursuant to this clause (c); or (d) by a combination of the methods described in Sections 11.4(a), 11.4(b) and 11.4(c) hereof; provided, however, that the Committee may in its discretion impose and set forth in the Option Agreement pertaining to an Option such limitations or prohibitions on the use of shares of Stock to exercise Options as it deems appropriate. Payment in full of the Option Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price plus the amount (if any) of federal and/or other taxes which the Corporation may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing such individual's ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an Incentive Stock Option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to such individual and, except as provided in Section 19 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

     11.5.  Parachute Limitations

            Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Optionee with the Corporation or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement heretofore or hereafter adopted by the Corporation (or any such Subsidiary) for the direct or indirect provision of compensation to the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee (a "Benefit Arrangement"), if the Optionee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option held by that Optionee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Optionee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Optionee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Optionee from the Corporation under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by Optionee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Optionee under any Other Agreement or any Benefit Arrangement would cause the Optionee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Optionee as described in clause (ii) of the preceding sentence, then the Optionee shall have the right, in the Optionee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Optionee under this Plan be deemed to be a Parachute Payment.

12.  TRANSFERABILITY OF OPTIONS

          12.1. Transferability of Options

                Except as provided in Section 12.2, during the lifetime of an Optionee, only the Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise an Option. Except as provided in Section 12.2, no Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

          12.2. Family Transfers.

                Subject to the terms of the applicable Option Agreement, an Optionee may transfer all or part of an Option which is not an Incentive Stock Option to any Family Member; provided that subsequent transfers of transferred Options are prohibited except those in accordance with this
Section 12.2 or by will or the laws of descent and distribution; and, provided further, that, except with the consent of the Board or the Committee, there may be no consideration for any transfer made pursuant to this section. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 12.2 hereof the term "Optionee" shall be deemed to refer to the transferee. The events of termination of the Service Relationship of Sections 13 and 14 hereof shall continue to be applied with respect to the original Optionee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods, specified in Section 11.3.

13.  TERMINATION OF SERVICE RELATIONSHIP

            Upon the termination of the Service Relationship of an Optionee with the Corporation, a Subsidiary or an Affiliate, other than by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee or for Cause, any Option granted to an Optionee pursuant to the Plan shall continue to be exercisable only to the extent that it was exercisable immediately before such termination; provided, however, such Option shall terminate thirty (30) days after the date of such termination of Service Relationship, unless earlier terminated pursuant to
Section 11.1 hereof, and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; and provided further, that the Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 11.3 hereof), in the event of termination of the Service Relationship of the Optionee with the Corporation, a Subsidiary or an Affiliate, exercise an Option, in whole or in part, at any time subsequent to such termination of Service Relationship and prior to termination of the Option pursuant to Section 11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 11.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Upon the termination of the Service Relationship of an Optionee with the Corporation, a Subsidiary or an Affiliate for Cause, any Option granted to an Optionee pursuant to the Plan shall terminate and such Optionee shall have no further right to purchase shares of Stock pursuant to such Option; and provided however, that the Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 11.3 hereof), in the event of termination of the Service Relationship of the Optionee with the Corporation, a Subsidiary or an Affiliate for Cause,exercise an Option, in whole or in part, at any time subsequent to such termination of Service Relationship and prior to termination of the Option pursuant to Section 11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 11.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a leave of absence or leave on military or government service shall constitute a termination of Service Relationship for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive. For purposes of the Plan, including without limitation this
Section 13 and Section 14, unless otherwise provided in an Option Agreement, a termination of Service Relationship with the Corporation, a Subsidiary or an Affiliate shall not be deemed to occur if the Optionee immediately thereafter has a Service Relationship with the Corporation, any other Subsidiary or any other Affiliate.

14.  RIGHTS IN THE EVENT OF DEATH OR DISABILITY

     14.1.  Death

            If an Optionee dies while in a Service Relationship with the Corporation, a Subsidiary or an Affiliate or within the period following the termination of such Service Relationship during which the Option is exercisable under Section 13 or 14.2 hereof, the executors, administrators, legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section 11.3 hereof), at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to Section 11.1 hereof, to exercise, in whole or in part, any Option held by such Optionee at the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death; provided, however, that the Committee may provide by inclusion of appropriate language in any Option Agreement that, in the event of the death of an Optionee, the executors, administrators, legatees or distributees of such Optionee's estate may exercise an Option (subject to the general limitations on exercise set forth in Section 11.3 hereof), in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section
11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 11.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement.

     14.2.  Disability

            If an Optionee terminates a Service Relationship with the Corporation, a Subsidiary or an Affiliate by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 11.3 hereof), at any time within one year after such termination of Service Relationship and prior to termination of the Option pursuant to Section 11.1 hereof, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of Service Relationship, whether or not such Option was exercisable immediately prior to such termination of Service Relationship; provided, however, that the Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 11.3 hereof), in the event of the termination of the Service Relationship of the Optionee with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, exercise an Option, in whole or in part, at any time subsequent to such termination of Service Relationship and prior to termination of the Option pursuant to Section 11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 11.3 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a termination of a Service Relationship is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

15.  USE OF PROCEEDS

            The proceeds received by the Corporation from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.

16.  SECURITIES LAWS

            The Corporation shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or by the Corporation of any provisions of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. If at any time the Corporation shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Option upon any securities exchange or under any state or federal law, or the consent of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act, upon exercise of any Option, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Corporation has received evidence satisfactory to the Corporation that the Optionee may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Corporation shall be final and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

17.  EXCHANGE ACT: RULE 16b-3

     17.1.  General

            The Plan is intended to comply with Rule 16b-3 ("Rule 16b-3") (and any successor thereto) under the Exchange Act. Any provision inconsistent with Rule 16b-3 shall, to the extent permitted by law and determined to be advisable by the Committee (constituted in accordance with Section 17.2 hereof), be inoperative and void.

     17.2.  Compensation Committee

            The Committee appointed in accordance with Section 3.1 hereof shall consist of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a "non-employee director" as defined in Rule 16b-3.

     17.3.  Restriction on Transfer of Stock

            No director, officer or other "insider" of the Corporation subject to Section 16 of the Exchange Act shall be permitted to sell Stock (which such "insider" had received upon exercise of an Option) during the six months immediately following the grant of such Option.

18.  AMENDMENT AND TERMINATION

            The Board may, at any time and from time to time, suspend or terminate the Plan and make such changes in or additions to the Plan as it may deem proper, provided that, if and to the extent provided by applicable law or regulation, no such suspension or termination of, change in or addition to the Plan shall be made unless such suspension or termination of, or change in or addition to the Plan is authorized by the Company's stockholders. Except as permitted under Section 19 hereof, no suspension or termination of the Plan or any change in or addition to the Plan shall, without the consent of any Optionee who is adversely affected thereby, alter any Options previously granted to the Optionee pursuant to the Plan.

19.  EFFECT OF CHANGES IN CAPITALIZATION

     19.1.  Changes in Stock

            If the number of outstanding shares of Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the effective date of the Plan, a proportionate and appropriate adjustment shall be made by the Corporation in the number and kind of shares issuable under the Plan and for which Options are outstanding, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. Notwithstanding the foregoing, in the event of a spin-off that results in no change in the number of outstanding shares of Stock of the Corporation, the Corporation may, in such manner as the Corporation deems appropriate, adjust (i) the number and kind of shares of Stock subject to outstanding Options and/or (ii) the exercise price of outstanding Options.

     19.2.  Reorganization With Corporation Surviving

            Subject to Section 19.3 hereof, if the Corporation shall be the surviving entity in any reorganization, merger or consolidation of the Corporation with one or more other entities, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

     19.3.  Other Reorganizations; Sale of Assets or Stock

            Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other entities in which the Corporation is not the surviving entity, or upon a sale of substantially all of the assets of the Corporation to another person or entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Corporation at the time the Plan is approved by the Stockholders and other than an Affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each Optionee shall have the right (subject to the general limitations on exercise set forth in Section 11.3 hereof and except as otherwise specifically provided in the Option Agreement relating to such Option), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs, but subject to any additional provisions that the Committee may, in its sole discretion, include in any Option Agreement. The Committee shall send written notice of an event that will result in such a termination to all Optionees not later than the time at which the Corporation gives notice thereof to its stockholders.

     19.4.  Adjustments

            Adjustments under this Section 19 relating to stock or securities of the Corporation shall be made by the Committee, whose determination in that respect shall be final and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     19.5.  No Limitations on Corporation

            The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

20.  WITHHOLDING

            The Corporation or a Subsidiary may be obligated to withhold federal and local income taxes and Social Security taxes to the extent that an Optionee realizes ordinary income in connection with the exercise of an Option. The Corporation or a Subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to an Optionee, and upon demand the Optionee will promptly pay to the Corporation or a Subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or cash equivalents.

21.  DISCLAIMER OF RIGHTS

            No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Corporation, any Subsidiary or any Affiliate, or to interfere in any way with the right and authority of the Corporation, any Subsidiary or any Affiliate either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation, any Subsidiary or any Affiliate. The obligation of the Corporation to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Corporation to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

22.  NONEXCLUSIVITY

          Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

23.  GOVERNING LAW

          This Plan and all Options to be granted hereunder shall be governed by the laws of the State of Colorado (but not including the choice of law rules thereof).

          IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Plan as of the 7th day of December, 2000 to evidence its adoption of this Plan.



EARTH SCIENCES, INC.

 By:  /s/Mark H. McKinnies
--------------------------
 Mark H. McKinnies
 President

APPENDIX B

EARTH SCIENCES INC.
BOARD OF DIRECTORS
AUDIT COMMITTEE CHARTER


1.	PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other information provided by the Company to any governmental body or the public; the Company's system of internal controls regarding finance, accounting, and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes on a general basis. Consistent with this function, the Audit Committee should encourage continuous improvement of and foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

*	Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.
*	Review and appraise the audit efforts of the Company's independent accountants.
*	Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

2.	MEMBERSHIP

The Audit committee will be comprised of not less than three members of the Board. They will be selected by the Board, taking into account prior experience in matters to be considered by the Committee, probable availability at times required for consideration of such matters, and their individual independence and objectivity.

All members will be directors free from relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member.

The Audit committee will select a chairperson from among its members. The chairperson will serve for a term of not less then one year and shall have the responsibility of establishing times of meeting and agenda items for the Committee.

Officers or employees of the Company or any of its subsidiaries may serve on the Committee. However, a majority of the Committee will be directors who are not currently, nor were formerly officers of the Company or any of its subsidiaries.

When considering relationships that might affect independence, including possible affiliate status, the Board of Directors will give appropriate consideration, in addition to its Audit Committee policy, to guidelines issued by the National Association of Securities Dealers (NASD), which were provided to assist Board of Directors in observing the spirit of the NASD policy on audit committee requirements.

3.	MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its chairperson should participate with the independent accounts and management quarterly to review the Company's financial statements.

4.	ACTIONS OF THE COMMITTEE

The Committee's activities will include the following actions:
A.	Oversight of the financial statements and relations with the independent accountants.
	1.  Instruct the independent accountants that the Board of Directors is
	the client in its capacity as the shareholders' representative.
	2.  Expect the independent accountants to meet with the Board of
	Directors at least annually so the Board has a basis on which to
	recommend the independent accountants' appointment to the
	shareholders or to ratify its selection of the independent
	accountants.
	3.  Expect financial management and the independent accountants to
	analyze significant financial report issues and practices on a timely
	basis.
	4. Expect financial management and the independent accountants to
	discuss with the Audit Committee:
		a.  Qualitative judgments about whether current or proposed
		accounting	principles and disclosures are appropriate, not just
		acceptable.
		b.  Aggressiveness or conservatism of accounting principles and
		financial estimates.
	5.  Expect the independent accountants to provide the Audit Committee
	with:
		a.  Independent judgments about the appropriateness of the
		Company's current or proposed accounting principles and whether
		current or proposed financial disclosures are clear.
		b.  Views on whether the accounting principles chosen by management
		are conservative, moderate, or aggressive as they relate to income,
		asset, and liability recognition, and whether these accounting
		principles are commonly used.
		c.  Reasons why accounting principles and disclosure practices used
		for new transactions or events are appropriate.
		d.  Reasons for accepting or questioning significant estimates made
		by management.
		e.  Views on how selected accounting principles and disclosure
		practices affect shareholder and public attitudes about the
		Company.

B. Actions taken on the Board's behalf that require Board notification but not Board approval:
	1. Review and approve the scope of the Company's audit and that of its subsidiaries as recommended by the independent accountants and the president.
	2. Review and approve the scope of the Company's annual profit and pension trust audits.
	3. Answer questions raised by shareholders during an annual shareholders' meeting on matters relating to the Committee's activities if asked to do so by the Board of Directors.

C. Matters requiring the Committee's review and study before making a recommendation for the Board of Directors' action:
	1.  Appointment of the independent accountants.
	2.  Implementation of major accounting policy changes.
	3. SEC registration statements to be signed by the Board of Directors or a majority thereof.
	4. The independent accountants' reports and financial statements prior to publication in the annual report.

D. Matters requiring the Committee's review and study before providing summary information to the Board of Directors:
	1. Accounting policy changes proposed or adopted by organizations such as the Financial Accounting Standards Board (FASB), the Securities and Exchange Commission (SEC), and the American Institute of
	Certified Public Accountants (AICPA), or by any comparable bodies outside the U.S.
	2. The independent accountants' assessment of the strength and weaknesses of the Company's financial staff, systems, controls and other factors that might be relevant to the integrity of the financial statements.
	3. Quarterly financial statements review before earnings release or publication.
	4.  Administration of the Company's "conflict of interest" policy.
	5. The performance of management and operating personnel under the Company's code of ethics.
	6.  Gaps and exposures in insurance programs.
	7. Reports about the Company or its subsidiaries submitted by agencies of governments in countries in which the Company or its subsidiaries operate.
	8. Periodic SEC filings and the adequacy of programs and procedures to assure compliance with SEC regulations and applicable regulations of the NASD.

PROXY             For an Annual Meeting of Stockholders of                PROXY
                              EARTH SCIENCES, INC.
               Proxy Solicited on Behalf of the Board of Directors

THIS PROXY WILL BE VOTED FOR OR AGAINST OR WITHHELD OR ABSTAINED IN RESPECT OF THE MATTERS LISTED IN ACCORDANCE WITH THE CHOICE, IF ANY, INDICATED IN THE SPACES
PROVIDED.   IF NO CHOICE IS INDICATED, THE PROXY WILL BE VOTED FOR SUCH  MATTER.
IF ANY AMENDMENTS OR VARIATIONS ARE TO BE VOTED ON, OR ANY FURTHER MATTER COMES BEFORE THE MEETING, THIS PROXY WILL BE VOTED ACCORDING TO THE BEST JUDGMENT OF THE PERSON VOTING THE PROXY AT THE MEETING; PROVIDED, THAT IF THE UNDERSIGNED INDICATES AN AGAINST CHOICE FOR MATTER NO. 1 BELOW, THEN THIS PROXY MAY NOT BE VOTED FOR ANY ADJOURNMENT OF THE MEETING. THIS FORM SHOULD BE READ IN CONJUNCTION
WITH THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT.

NOTES:
1. Please date and sign (exactly as the shares represented by this Proxy are registered) and return promptly. Where the instrument is signed by a corporation, its corporate seal must be affixed and execution must be made by an officer or attorney thereof duly authorized. If no date is stated by the Shareholder(s), the Proxy is deemed to bear the date upon which it was mailed by management to the Shareholder(s).

2. To be valid, this Proxy form, duly signed and dated, must arrive at the office of the Company's transfer agent, Computershare Investor Services, 12039 West Alameda Parkway, Suite Z-2, Lakewood, Colorado 80228, not less than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the day of the Meeting or any adjournment thereof.


The undersigned shareholder of Earth Sciences, Inc. (the "Company") hereby appoints Ramon E. Bisque, Duane N. Bloom or, failing them, Mark H. McKinnies as nominee of the undersigned to attend, vote and act for and in the name of the undersigned at the Annual Meeting of the Shareholders of the Company (the "Meeting") to be held at the Arapahoe Community College, 5900 S. Santa Fe Dr., Room M1950, Littleton, Colorado on Wednesday, October 24, 2001, at the hour of 9:00 a.m. (local time),and at every adjournment thereof, and the undersigned hereby revokes any former proxy given to attend and vote at the meeting.

THE NOMINEE IS HEREBY INSTRUCTED TO VOTE AS FOLLOWS WITH RESPECT TO THE FOLLOWING MATTER:

1. FOR [   ] AGAINST [   ] ABSTAIN [   ] To approve the Earth Sciences, Inc.
								   2000 Stock Option Plan


2. FOR [   ]    WITHELD [   ]           Election of Directors.
                   			 Nominees:
                                 Ramon E. Bisque
                                 Duane N. Bloom
                                 Michael D. Durham
					   Ronald B. Johnson
                                 Robert H. Lowdermilk
                                 Mark H. McKinnies
                                 Rollie J. Peterson

   [   ] For all nominees, except the following:

  ---------------------------------------------


Dated this _____ day of ________________, 2001.


___________________________________________________________________________
Signature of Shareholder(s)             (Please sign exactly as your name(s)
appear on the mailing label below.)

_____________________________________________________________
(Please print name of Shareholder[s])